AXP(R)
                                                                 Equity Value
                                                                         Fund

                                                       2001 SEMIANNUAL REPORT

American
   Express(R)
Funds

(icon of) magnifying glass

AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.

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Stocks for the Bargain-hunter
Just like almost everything else, prices of companies that are believed to be sound sometimes are reduced. That is, for any of a variety of reasons, they fall out of favor with investors and their stock prices decline. These so-called "value" stocks represent a classic opportunity to buy low in the market, which is what AXP Equity Value Fund seeks to do. Should investors rediscover the potential of such companies, the stocks may well recover and benefit shareholders accordingly.

CONTENTS
From the Chairman                        3
From the Portfolio Manager               3
Fund Facts                               5
The 10 Largest Holdings                  6
Financial Statements                     7
Notes to Financial Statements           10
Investments in Securities               18

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2   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

From the Portfolio Manager
Value stocks held up reasonably well during the past six months, which was a period of overall decline for the stock market. For the first half of the fiscal year -- April through September 2001 -- the Fund's Class A shares experienced a loss of 8.51% (excluding the sales charge). This compares with a loss of 8.84% for the Lipper Large-Cap Value Index, which is commonly used to evaluate the performance of mutual funds such as this one.

The period began on a positive note, thanks to increasing optimism on the part of investors that the economy and corporate profits would recover from their weakened condition before the end of 2001. The market and the Fund responded with a healthy advance through the spring.

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3   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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RALLY REVERSES
Unfortunately, it was pretty much downhill from that point, as ongoing anemic economic and profit data dashed investors' hopes and sent stocks into a steady decline over the summer that was capped with a steep drop after the events of September 11. Compared with the market, the Fund gave up ground more grudgingly through August, but was hard hit nonetheless by the late-period downturn.

For the period as a whole, the Fund enjoyed moderately positive performance from two of its biggest areas of investment -- financial services and consumer discretionary stocks. Winners in the first group included Loews and Aon, while Whirlpool and Sears led the way in the second. The Fund also had a healthy exposure to materials/processing stocks, a productive area that included Hanson and Dow Chemical. A small investment in healthcare stocks also paid off.

On the losing side, technology stocks, although they comprised a relatively small part of the portfolio, clearly suffered the most, with names such as Hewlett Packard and Compaq taking a significant toll on the Fund. Utilities stocks were also negative, though to a modest degree. Declines in other stocks in a variety of other industries also hurt performance.

As for changes to the portfolio, I established the utilities position in August, prior to which there was no exposure. At about the same time, I also added a bit to energy stocks. Late in the period, I beefed up the financial services exposure by purchasing a number of insurance stocks that sank in the wake of the terrorist attack. My view is that the market overreacted to the potential losses facing these companies, and that business fundamentals could well improve in the months ahead. The most notable reduction came in technology stocks, whose outlook remains iffy.

Looking toward the rest of the fiscal year, I think value stocks may continue to hold an advantage over growth stocks, as the investment environment seems likely to be dominated by a high level of uncertainty. As always, I will continue to concentrate the portfolio in attractively valued stocks of companies with solid business prospects.

Warren E. Spitz

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4   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                         $ 9.39
March 31, 2001                                                         $10.31
Decrease                                                               $ 0.92

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                            $ 0.04
From long-term capital gains                                           $   --
Total distributions                                                    $ 0.04
Total return*                                                          -8.51%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                         $ 9.40
March 31, 2001                                                         $10.31
Decrease                                                               $ 0.91

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                            $   --
From long-term capital gains                                           $   --
Total distributions                                                    $   --
Total return*                                                          -8.82%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                         $ 9.35
March 31, 2001                                                         $10.27
Decrease                                                               $ 0.92

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                            $ 0.01
From long-term capital gains                                           $   --
Total distributions                                                    $ 0.01
Total return*                                                          -8.85%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                         $ 9.40
March 31, 2001                                                         $10.32
Decrease                                                               $ 0.92

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                            $ 0.05
From long-term capital gains                                           $   --
Total distributions                                                    $ 0.05
Total return*                                                          -8.42%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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The 10 Largest Holdings

                                       Percent                   Value
                                   (of net assets)      (as of Sept. 30, 2001)

Lehman Brothers Holdings                 3.9%                 $69,794,745
Conoco Cl B                              3.2                   57,901,900
Chevron                                  3.1                   55,935,000
CIGNA                                    2.5                   45,307,289
Intl Paper                               2.4                   42,456,000
AT&T                                     2.3                   40,916,000
Loews                                    2.2                   39,800,800
Verizon Communications                   2.2                   39,500,300
Aon                                      2.1                   38,010,000
Tyco Intl                                2.1                   37,997,050

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 26.0% of net assets

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6   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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Financial Statements
Statement of assets and liabilities

AXP Equity Value Fund
Sept. 30, 2001 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,963,338,402)                                                                  $1,778,759,425
Cash in bank on demand deposit                                                                              174,857
Dividends and accrued interest receivable                                                                 2,928,938
Receivable for investment securities sold                                                                53,222,817
Capital shares receivable                                                                                    28,598
                                                                                                             ------
Total assets                                                                                          1,835,114,635
                                                                                                      -------------

Liabilities
Capital shares payable                                                                                       39,302
Payable for investment securities purchased                                                              46,906,193
Payable upon return of securities loaned (Note 5)                                                         3,054,600
Accrued investment management services fee                                                                   23,630
Accrued distribution fee                                                                                     25,913
Accrued service fee                                                                                               6
Accrued transfer agency fee                                                                                   4,812
Accrued administrative services fee                                                                           1,618
Other accrued expenses                                                                                      108,380
                                                                                                            -------
Total liabilities                                                                                        50,164,454
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $1,784,950,181
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,899,854
Additional paid-in capital                                                                            1,805,425,588
Undistributed net investment income                                                                       1,244,197
Accumulated net realized gain (loss)                                                                    160,959,519
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (184,578,977)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                             $1,784,950,181
                                                                                                     ==============
Net assets applicable to outstanding shares:                  Class A                                $1,067,337,013
                                                              Class B                                $  712,614,638
                                                              Class C                                $    2,685,164
                                                              Class Y                                $    2,313,366
Net asset value per share of outstanding capital stock:       Class A shares   113,637,180           $         9.39
                                                              Class B shares    75,815,059           $         9.40
                                                              Class C shares       287,103           $         9.35
                                                              Class Y shares       246,016           $         9.40
                                                              --------------   -----------           --------------
* Including securities on loan, at value (Note 5)                                                    $    2,917,143
                                                                                                     --------------

See accompanying notes to financial statements.

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7   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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Statement of operations


AXP Equity Value Fund
Six months ended Sept. 30, 2001 (Unaudited)

Investment income
Income:
Dividends                                                                                             $  19,056,879
Interest                                                                                                    658,203
     Less foreign taxes withheld                                                                           (166,345)
                                                                                                           --------
Total income                                                                                             19,548,737
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        5,531,726
Distribution fee
     Class A                                                                                              1,337,665
     Class B                                                                                              4,682,815
     Class C                                                                                                 10,976
Transfer agency fee                                                                                       1,500,494
Incremental transfer agency fee
     Class A                                                                                                 90,750
     Class B                                                                                                127,229
     Class C                                                                                                    503
Service fee -- Class Y                                                                                        1,266
Administrative services fees and expenses                                                                   353,339
Compensation of board members                                                                                 8,885
Custodian fees                                                                                               62,700
Printing and postage                                                                                        146,403
Registration fees                                                                                            44,460
Audit fees                                                                                                   11,875
Other                                                                                                         7,250
                                                                                                              -----
Total expenses                                                                                           13,918,336
     Earnings credits on cash balances (Note 2)                                                             (36,738)
                                             -                                                              -------
Total net expenses                                                                                       13,881,598
                                                                                                         ----------
Investment income (loss) -- net                                                                           5,667,139
                                                                                                          ---------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
     Security transactions (Note 3)                                                                      19,499,097
     Foreign currency transactions                                                                             (319)
                                                                                                               ----
Net realized gain (loss) on investments                                                                  19,498,778
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                (196,636,503)
                                                                                                       ------------
Net gain (loss) on investments and foreign currencies                                                  (177,137,725)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(171,470,586)
                                                                                                      =============

See accompanying notes to financial statements.

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8   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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Statements of changes in net assets

AXP Equity Value Fund

                                                                                Sept. 30, 2001       March 31, 2001
                                                                               Six months ended        Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                $    5,667,139        $    7,226,324
Net realized gain (loss) on investments                                            19,498,778           171,680,239
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies          (196,636,503)         (247,820,477)
                                                                                 ------------          ------------
Net increase (decrease) in net assets resulting from operations                  (171,470,586)          (68,913,914)
                                                                                 ------------           -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                   (4,654,106)           (8,023,339)
         Class B                                                                      (67,997)             (322,971)
         Class C                                                                       (3,057)               (2,735)
         Class Y                                                                      (13,070)              (14,024)
     Net realized gain
         Class A                                                                           --           (21,809,231)
         Class B                                                                           --           (22,320,668)
         Class C                                                                           --                (7,217)
         Class Y                                                                           --               (30,323)
                                                                                       ------               -------
Total distributions                                                                (4,738,230)          (52,530,508)
                                                                                   ----------           -----------

Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                      302,727,026           282,945,321
     Class B shares                                                                77,731,988            87,132,804
     Class C shares                                                                 1,920,814             1,379,045
     Class Y shares                                                                 1,857,178             3,327,832
Reinvestment of distributions at net asset value
     Class A shares                                                                 4,538,136            29,259,812
     Class B shares                                                                    67,140            22,420,653
     Class C shares                                                                     3,043                 9,951
     Class Y shares                                                                    13,070                44,348
Payments for redemptions
     Class A shares                                                               (79,507,898)         (261,398,095)
     Class B shares (Note 2)                                                     (276,304,742)         (488,392,147)
     Class C shares (Note 2)                                                         (238,628)              (20,011)
     Class Y shares                                                                (1,183,207)           (2,339,208)
                                                                                   ----------            ----------
Increase (decrease) in net assets from capital share transactions                  31,623,920          (325,629,695)
                                                                                   ----------          ------------
Total increase (decrease) in net assets                                          (144,584,896)         (447,074,117)
Net assets at beginning of period                                               1,929,535,077         2,376,609,194
                                                                                -------------         -------------
Net assets at end of period                                                    $1,784,950,181        $1,929,535,077
                                                                               ==============        ==============
Undistributed net investment income                                            $    1,244,197        $      315,288
                                                                               --------------        --------------

See accompanying notes to financial statements.

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9   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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Notes to Financial Statements

AXP Equity Value Fund
(Unaudited as to Sept. 30, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

Class C shares were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 190 shares of capital stock at $10.54 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares, are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write

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10   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

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11   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $523,262 for the six months ended Sept. 30, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

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12   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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The Fund has agreements with American Express Financial Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $981,728 for Class A, $227,574 for Class B and $909 for Class C for the six months ended Sept. 30, 2001.

During the six months ended Sept. 30, 2001, the Fund's custodian and transfer agency fees were reduced by $36,738 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $736,591,145 and $706,862,905, respectively, for the six months ended Sept. 30, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $1,701 for the six months ended Sept. 30, 2001.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                             Six months ended Sept. 30, 2001

                                              Class A          Class B            Class C           Class Y

Sold                                       28,010,010         7,332,962          182,101           174,299
Issued for reinvested distributions           469,435             7,341              322             1,337
Redeemed                                   (7,594,468)      (25,621,036)         (23,169)         (114,610)
                                           ----------       -----------          -------          --------
Net increase (decrease)                    20,884,977       (18,280,733)         159,254            61,026
                                           ----------       -----------          -------            ------

                                                                Year ended March 31, 2001

                                              Class A          Class B           Class C*           Class Y

Sold                                       26,384,678         8,133,866          128,670           307,942
Issued for reinvested distributions         2,883,619         2,229,760              984             4,361
Redeemed                                  (24,314,631)      (45,527,560)          (1,805)         (219,066)
                                          -----------       -----------           ------          --------
Net increase (decrease)                     4,953,666       (35,163,934)         127,849            93,237
                                            ---------       -----------          -------            ------

* Inception date was June 26, 2000.

5. LENDING OF PORTFOLIO SECURITIES
As of Sept. 30, 2001 securities valued at $2,917,143 were on loan to brokers. For collateral, the Fund received $3,054,600 in cash. Income from securities lending amounted to $25,898 for the six months ended Sept. 30, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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13   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT



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6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had borrowings of $9,900,000 at a weighted average interest rate of 3.8% for the period from Sept. 13, 2001 to Sept. 14, 2001.

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14   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                         2001(f)      2001         2000         1999         1998

Net asset value, beginning of period                $10.31       $10.95       $11.32       $12.85       $11.62

Income from investment operations:

Net investment income (loss)                           .05          .08          .10          .17          .32

Net gains (losses) (both realized and unrealized)     (.93)        (.39)         .65         (.08)        3.30

Total from investment operations                      (.88)        (.31)         .75          .09         3.62

Less distributions:

Dividends from net investment income                  (.04)        (.09)        (.09)        (.17)        (.30)

Distributions from realized gains                       --         (.24)       (1.03)       (1.45)       (2.09)

Total distributions                                   (.04)        (.33)       (1.12)       (1.62)       (2.39)

Net asset value, end of period                      $ 9.39       $10.31       $10.95       $11.32       $12.85

Ratios/supplemental data

Net assets, end of period (in millions)             $1,067         $956         $961         $906         $835

Ratio of expenses to average
daily net assets(c)                                  1.03%(d)      .95%         .92%         .87%         .85%

Ratio of net investment income (loss)
to average daily net assets                           .94%(d)      .75%         .88%        1.39%        2.43%

Portfolio turnover rate
(excluding short-term securities)                      36%          97%          59%         106%          95%

Total return(e)                                     (8.51%)      (2.76%)       6.87%        1.31%       33.62%


Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                         2001(f)      2001         2000         1999         1998

Net asset value, beginning of period                $10.31       $10.94       $11.33       $12.85       $11.63

Income from investment operations:

Net investment income (loss)                            --           --          .02          .07          .21

Net gains (losses) (both realized and unrealized)     (.91)        (.39)         .63         (.06)        3.30

Total from investment operations                      (.91)        (.39)         .65          .01         3.51

Less distributions:

Dividends from net investment income                    --           --         (.01)        (.08)        (.20)

Distributions from realized gains                       --         (.24)       (1.03)       (1.45)       (2.09)

Total distributions                                     --         (.24)       (1.04)       (1.53)       (2.29)

Net asset value, end of period                      $ 9.40       $10.31       $10.94       $11.33       $12.85

Ratios/supplemental data

Net assets, end of period (in millions)               $713         $970       $1,414       $1,663       $1,922

Ratio of expenses to average
daily net assets(c)                                  1.78%(d)     1.70%        1.67%        1.62%        1.61%

Ratio of net investment income
(loss) to average daily net assets                    .13%(d)     (.01%)        .13%         .65%        1.69%

Portfolio turnover rate
(excluding short-term securities)                      36%          97%          59%         106%          95%

Total return(e)                                     (8.82%)      (3.47%)       6.03%         .54%       32.61%

See accompanying notes to financial highlights.

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15   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT

Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                         2001(f)      2001(b)

Net asset value, beginning of period                $10.27       $10.37

Income from investment operations:

Net investment income (loss)                           .02           --

Net gains (losses) (both realized and unrealized)     (.93)         .18

Total from investment operations                      (.91)         .18

Less distributions:

Dividends from net investment income                  (.01)        (.04)

Distributions from realized gains                       --         (.24)

Total distributions                                   (.01)        (.28)

Net asset value, end of period                      $ 9.35       $10.27

Ratios/supplemental data

Net assets, end of period (in millions)                 $3           $1

Ratio of expenses to average
daily net assets(c)                                  1.78%(d)     1.70%(d)

Ratio of net investment income
(loss) to average daily net assets                    .16%(d)      .07%(d)

Portfolio turnover rate
(excluding short-term securities)                      36%          97%

Total return(e)                                     (8.85%)       1.82%


Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                         2001(f)      2001         2000         1999         1998

Net asset value, beginning of period                $10.32       $10.96       $11.34       $12.87       $11.64

Income from investment operations:

Net investment income (loss)                           .06          .09          .12          .18          .34

Net gains (losses) (both realized and unrealized)     (.93)        (.39)         .63         (.08)        3.29

Total from investment operations                      (.87)        (.30)         .75          .10         3.63

Less distributions:

Dividends from net investment income                  (.05)        (.10)        (.10)        (.18)        (.31)

Distributions from realized gains                       --         (.24)       (1.03)       (1.45)       (2.09)

Total distributions                                   (.05)        (.34)       (1.13)       (1.63)       (2.40)

Net asset value, end of period                      $ 9.40       $10.32       $10.96       $11.34       $12.87

Ratios/supplemental data

Net assets, end of period (in millions)                 $2           $2           $1           $1           $1

Ratio of expenses to average
daily net assets(c)                                   .87%(d)      .79%         .77%         .78%         .76%

Ratio of net investment income
(loss) to average daily net assets                   1.06%(d)      .94%        1.02%        1.49%        2.10%

Portfolio turnover rate
(excluding short-term securities)                      36%          97%          59%         106%          95%

Total return(e)                                     (8.42%)      (2.62%)       6.91%        1.40%       33.76%

See accompanying notes to financial highlights.

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16   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Six months ended Sept. 30, 2001 (Unaudited).

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17   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT

Investments in Securities
AXP Equity Value Fund

Sept. 30, 2001 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (98.7%)
Issuer                                Shares                   Value(a)

Aerospace & defense (0.7%)
Honeywell Intl                       495,000                $13,068,000

Airlines (0.9%)
AMR                                  213,000(b)               4,076,820
Southwest Airlines                   826,300                 12,262,292
Total                                                        16,339,112

Automotive & related (1.2%)
Ford Motor                           599,500                 10,401,325
General Motors                       250,000                 10,725,000
Total                                                        21,126,325

Banks and savings & loans (5.2%)
FleetBoston Financial                680,000                 24,650,000
J.P. Morgan Chase                    620,000                 21,173,000
Wachovia                             485,000                 15,035,000
Washington Mutual                    850,000                 32,708,000
Total                                                        93,566,000

Beverages & tobacco (1.5%)
Philip Morris                        560,000                 27,042,400

Chemicals (3.1%)
Air Products & Chemicals             485,000                 18,711,300
Dow Chemical                         580,000                 19,000,800
Waste Management                     680,000                 18,183,200
Total                                                        55,895,300

Communications equipment & services (1.6%)
AT&T Wireless Services               558,323(b)               8,341,346
Lucent Technologies                1,542,400(e)               8,837,952
Nortel Networks                    1,324,100(c)               7,428,201
Tellabs                              395,000(b)               3,902,600
Total                                                        28,510,099

Computer software & services (0.7%)
Computer Associates Intl             517,500                 13,320,450

Computers & office equipment (2.6%)
Computer Sciences                    349,850(b)              11,604,525
Dell Computer                        880,000(b)              16,306,399
EMC                                  419,750(b)               4,932,063
Solectron                          1,227,550(b)              14,300,958
Total                                                        47,143,945

Energy (8.0%)
BP ADR                               385,000(c)              18,930,450
Chevron                              660,000                 55,935,000
Conoco Cl B                        2,285,000                 57,901,900
Petroleo Brasileiro ADR              485,000(c)               9,578,750
Total                                                       142,346,100

Energy equipment & services (2.7%)
Baker Hughes                         310,000                  8,974,500
Pioneer Natural Resources            810,500(b)              11,533,415
Schlumberger                         620,000                 28,334,000
Total                                                        48,841,915

Financial services (9.0%)
Citigroup                            495,000                 20,047,500
Lehman Brothers Holdings           1,227,700                 69,794,745
Morgan Stanley, Dean Witter,
     Discover & Co                   766,300                 35,518,005
Providian Financial                  305,000                  6,145,750
Stilwell Financial                 1,410,000                 27,495,000
Total                                                       159,001,000

Food (1.2%)
ConAgra Foods                        985,000                 22,113,250

Furniture & appliances (1.2%)
Whirlpool                            395,000                 21,863,250

Health care services (1.7%)
HCA                                  690,000                 30,573,900

Industrial equipment & services (5.4%)
Caterpillar                          800,000                 35,840,000
Illinois Tool Works                  420,000                 22,726,200
Ingersoll-Rand                       695,000                 23,491,000
Parker-Hannifin                      415,000                 14,296,750
Total                                                        96,353,950

Insurance (13.6%)
American Intl Group                  247,000                 19,266,000
Aon                                  905,000                 38,010,000
Berkshire Hathaway Cl B                9,600(b)              22,368,000
Chubb                                500,500                 35,740,705
CIGNA                                546,200                 45,307,289
Lincoln Natl                         455,000                 21,216,650
Loews                                860,000                 39,800,800
XL Capital Cl A                      244,000(c)              19,276,000
Total                                                       240,985,444

See accompanying notes to investments in securities.

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18   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT

Issuer                                Shares                   Value(a)

Leisure time & entertainment (0.7%)
Viacom Cl B                          345,000(b)             $11,902,500

Media (2.3%)
Donnelley (RR) & Sons                480,300                 12,992,115
Gannett                              465,000                 27,951,150
Total                                                        40,943,265

Metals (2.3%)
Alcoa                                905,000                 28,064,050
Nucor                                340,000                 13,498,000
Total                                                        41,562,050

Multi-industry conglomerates (5.7%)
Eastman Kodak                        510,000                 16,590,300
General Electric                     520,000                 19,344,000
Hanson ADR                           815,000(c)              28,565,750
Tyco Intl                            835,100(c)              37,997,050
Total                                                       102,497,100

Paper & packaging (2.4%)
Intl Paper                         1,220,000                 42,456,000

Real estate investment trust (1.8%)
Crescent Real Estate Equities        875,000                 18,768,750
Equity Residential
     Properties Trust                222,700                 13,005,680
Total                                                        31,774,430

Retail (5.5%)
Albertson's                          925,000                 29,489,000
Federated Dept Stores                240,000(b)               6,768,000
Kroger                               935,000(b)              23,038,400
May Dept Stores                      375,000                 10,882,500
Sears, Roebuck                       795,000                 27,538,800
Total                                                        97,716,700

Transportation (1.8%)
Burlington Northern Santa Fe       1,210,400                 32,378,200

Utilities -- electric (2.4%)
Duke Energy                          690,000                 26,116,500
Exelon                               360,000                 16,056,000
Total                                                        42,172,500

Utilities -- gas (2.2%)
Dynegy Cl A                          675,300                 23,399,145
Williams Companies                   595,000                 16,243,500
Total                                                        39,642,645

Utilities -- telephone (11.3%)
AT&T                               2,120,000                 40,916,000
BellSouth                            892,400                 37,079,220
Liberty Media Cl A                   870,000(b)              11,049,000
SBC Communications                   669,860                 31,563,803
Sprint (FON Group)                 1,070,000                 25,690,700
Verizon Communications               730,000                 39,500,300
WorldCom-WorldCom Group              935,000(b)              14,062,400
Total                                                       199,861,423

Total common stocks
(Cost: $1,943,993,130)                                   $1,760,997,253

Preferred stock (0.4%)
Issuer                                Shares                   Value(a)

Cox Communications
     7.00% Cm Cv PRIDES              127,800(f)              $6,997,050

Total preferred stock
(Cost: $8,576,248)                                           $6,997,050


Short-term securities (0.6%)
Issuer               Annualized              Amount            Value(a)
                  yield on date          payable at
                    of purchase            maturity

U.S. government agencies (0.4%)
Federal Home Loan Mtge Corp Disc Nts
   10-04-01             3.61%            $2,000,000          $1,998,763
   10-30-01             3.41              1,300,000           1,296,071
   10-30-01             3.42                500,000             498,484
Federal Natl Mtge Assn Disc Nts
   11-06-01             3.39              1,300,000           1,295,240
   12-20-01             2.20              3,000,000           2,981,809
Total                                                         8,070,367

Commercial paper (0.2%)
Alcoa
   10-19-01             3.01                700,000             698,775
Kimberly-Clark
   10-23-01             3.63                900,000(d)          897,813
Southern Co Funding
   10-22-01             2.50              1,100,000(d)        1,098,167
Total                                                         2,694,755

Total short-term securities
(Cost: $10,769,024)                                         $10,765,122

Total investments in securities
(Cost: $1,963,338,402(g)                                 $1,778,759,425

See accompanying notes to investments in securities.

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19   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2001, the value of foreign securities represented 6.82% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 5 to the financial statements.

(f) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.

(g) At Sept. 30, 2001, the cost of securities for federal income tax purposes was approximately $1,963,338,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $  77,579,000
     Unrealized depreciation                          (262,158,000)
                                                      ------------
     Net unrealized depreciation                     $(184,579,000)
                                                     -------------

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20   AXP EQUITY VALUE FUND -- SEMIANNUAL REPORT

AXP Equity Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: IEVAX             Class B: INEGX
Class C: N/A               Class Y: N/A

                                  PRSRT STD AUTO
                                   U.S. POSTAGE
                                       PAID
                                     AMERICAN
                                      EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6481 H (11/01)